Exhibit 99.3

Unaudited Pro Forma Condensed Combined Consolidated Financial Statements

As previously reported, on December 16, 2009, Cubist acquired Calixa, a privately-held development stage biopharmaceutical company based in San Diego, California, pursuant to the Merger Agreement entered into by and among Cubist, Calixa, SD Acquisition Corporation and the other parties thereto on December 12, 2009 (the “Merger Agreement”), upon which Calixa became a wholly-owned subsidiary of Cubist. The total consideration transferred by Cubist to Calixa included an upfront payment of $100.0 million in cash and contingent consideration with an estimated acquisition-date fair value of $101.6 million. Cubist funded the acquisition with its available cash resources.

The transaction was accounted for under the acquisition method. Accordingly, the fair value of the purchase price was allocated to the fair value of tangible assets and identifiable intangible assets acquired and liabilities assumed. The purchase price allocation adjustments reflected in the following unaudited pro forma condensed combined financial statements and set forth in Note 2 are preliminary and have been made solely for the purpose of preparing these statements.

The following unaudited pro forma condensed combined consolidated balance sheet as of September 30, 2009, and the unaudited pro forma condensed combined consolidated statements of income for the nine months ended September 30, 2009, and the year ended December 31, 2008, are based on the historical financial statements of Cubist and Calixa after giving effect to the acquisition, as a purchase of Calixa by Cubist using the acquisition method of accounting, and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed combined financial statements.

The unaudited pro forma condensed combined consolidated balance sheet as of September 30, 2009, is presented to give effect to the acquisition as if it had occurred on September 30, 2009. The unaudited pro forma condensed combined consolidated statements of income of Cubist and Calixa for the nine months ended September 30, 2009, and the year ended December 31, 2008, are presented as if the acquisition had occurred on January 1, 2008.

The unaudited pro forma condensed combined consolidated financial statements should be read in conjunction with the historical consolidated financial statements and the accompanying notes of Cubist included in Cubist’s Annual Report on Form 10-K for the year ended December 31, 2008, and quarterly reports filed on Form 10-Q for the three months ended March 31, 2009, the three and six months ended June 30, 2009, and the three and nine months ended September 30, 2009, and with the historical consolidated financial statements and the accompanying notes of Calixa for the years ended December 31, 2008 and 2007, and the nine months ended September 30, 2009 and 2008, copies of which are attached as Exhibits 99.1 and 99.2, respectively, to this Form 8-K/A. The unaudited pro forma condensed combined consolidated financial statements are not intended to represent or be indicative of the consolidated results of operations or financial condition of Cubist that would have been reported had the acquisition been completed as of the dates presented, and should not be taken as representative of the future consolidated results of operations or financial condition of Cubist. The unaudited pro forma condensed combined consolidated financial statements do not reflect any operating efficiencies and cost savings that Cubist may achieve with respect to the combined companies.

Both Cubist and Calixa’s fiscal periods end December 31st. As permitted by Regulation S-X, the unaudited condensed combined consolidated pro forma statement of income for the year ended December 31, 2008, has been prepared by combining Cubist’s consolidated statement of income for the year ended December 31, 2008, with the statement of operations of Calixa for the year ended December 31, 2008, a copy of which is attached as Exhibit 99.1 to this Form 8-K/A. Similarly, the unaudited condensed combined consolidated pro forma statement of income for the nine months ended September 30, 2009, has been prepared by combining Cubist’s unaudited consolidated statement of income for the nine months ended September 30, 2009, with the unaudited statement of operations of Calixa for the nine months ended September 30, 2009, a copy of which is attached as Exhibit 99.2 to this Form 8-K/A. The unaudited condensed combined consolidated pro forma balance sheet as of September 30, 2009, has been prepared by combining Cubist’s unaudited consolidated balance sheet as of September 30, 2009, with Calixa’s unaudited balance sheet as of September 30, 2009, a copy of which is attached as Exhibit 99.2 to this Form 8-K/A.

UNAUDITED COMBINED CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEETS OF

CUBIST PHARMACEUTICALS, INC. AND CALIXA THERAPEUTICS INC.

September 30, 2009

(in thousands)

	Historical		Pro Forma		Pro Forma Combined
	Cubist	Calixa	Adjustments		Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$425,996	$4,172	$(100,012	)(a)	$330,156
Short-term investments	71,941	7,920	—		79,861
Accounts receivable, net	56,380	—	—		56,380
Inventory	22,980	—	—		22,980
Prepaid expenses and other current assets	11,228	74	—		11,302
Current deferred tax asset	46,758		71	(c)	46,829
Total current assets	635,283	12,166	(99,941)		547,508
Property and equipment, net	69,656	19	—		69,675
In-process research and development	—	—	194,000	(b)	194,000
Other intangible assets, net	17,517	—	—		17,517
Goodwill	—	—	59,143	(b)	59,143
Long-term investments	21,846	—	—		21,846
Deferred tax assets	32,250	—	7,547	(c)	39,797
Other assets	4,112	—	—		4,112
Total assets	$780,664	$12,185	$160,749		$953,598

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable and accrued liabilities	$69,210	$1,647	$1,138	(d)	$71,995
Contingent consideration, short-term portion	—	—	20,000	(e)	20,000
Deferred revenue	7,561	—	—		7,561
Total current liabilities	76,771	1,647	21,138		99,556
Deferred revenue, excluding current portion	19,213	—	—		19,213
Deferred tax liability, net	—	—	75,201	(c)	75,201
Long-term debt, net	241,984	—	—		241,984
Contingent consideration, net of short-term portion	—	—	81,600	(e)	81,600
Other long-term liabilities	3,616	395	(395	)(f)	3,616
Total liabilities	341,584	2,042	177,544		521,170
Commitments and contingencies	—	—	—		—
Stockholders’ equity:
Preferred stock	—	30,351	(30,351	)(f)	—
Common stock	58	1	(1	)(g)	58
Additional paid-in capital	696,796	638	(638	)(g)	696,796
Accumulated other comprehensive income	3,876	3	(3	)(g)	3,876
Accumulated deficit	(261,650)	(20,850)	14,198	(g)	(268,302)
Total stockholders’ equity	$439,080	$10,143	$(16,795)		$432,428
Total liabilities and stockholders’ equity	$780,664	$12,185	$160,749		$953,598

See accompanying notes to unaudited combined condensed consolidated pro forma financial statements.

UNAUDITED COMBINED CONDENSED CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS OF

CUBIST PHARMACEUTICALS, INC. AND CALIXA THERAPEUTICS INC.

September 30, 2009

(in thousands)

	Historical		Pro Forma		Pro Forma Combined
	Cubist	Calixa	Adjustments		Consolidated
Revenues:
U.S. product revenues, net	$376,180	$—	$—		$376,180
International product revenues	8,877	—	—		8,877
Service revenues	9,050	—	—		9,050
Other revenues	1,316		—		1,316
Total revenues	$395,423	$—	$—		$395,423

Costs and expenses:
Cost of product revenues	83,329	—	—		83,329
Research and development	118,440	10,923	—		129,363
Sales and marketing	60,020	—	—		60,020
General and administrative	36,446	575	—		37,021
Total costs and expenses	298,235	11,498	—		309,733

Operating income (loss)	97,188	(11,498)	—		85,690

Other income (expense):
Interest income	3,141	112	(466	)(a)	2,787
Interest expense	(15,576)	(21)	—		(15,597)
Other income	(57)	—	—		(57)
Total other income (expense), net	(12,492)	91	(466)		(12,867)

Income (loss) before income taxes	84,696	(11,407)	(466)		72,823

Provision for income taxes	27,765	—	(4,302	)(b)	23,463

Net income	$56,931	$(11,407)	$3,836		$49,360

Basic net income per common share	$0.99				$0.86
Diluted net income per common share	$0.98				$0.86

Shares used in calculating:
Basic weighted average number of common shares	57,673,057				57,673,057
Diluted weighted average number of common shares	68,322,580				57,673,057

See accompanying notes to unaudited combined condensed consolidated pro forma financial statements.

UNAUDITED COMBINED CONDENSED CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS OF

CUBIST PHARMACEUTICALS, INC. AND CALIXA THERAPEUTICS INC.

December 31, 2008

(in thousands)

	Historical		Pro Forma		Pro Forma Combined
	Cubist	Calixa	Adjustments		Consolidated

Revenues:
U.S. product revenues, net	$414,681	$—	$—		$414,681
International product revenues	7,400	—	—		7,400
Service revenues	9,451	—	—		9,451
Other revenues	2,109	—	—		2,109
Total revenues	433,641	—	—		433,641

Costs and expenses:
Cost of product revenues	90,381	—	—		90,381
Research and development	126,670	5,449			132,119
Sales and marketing	84,997	—	—		84,997
General and administrative	40,704	787			41,491
Total costs and expenses	342,752	6,236	—		348,988

Operating income	90,889	(6,236)	—		84,653

Other income (expense):
Interest income	10,066	290	(1,771	)(a)	8,585
Interest expense	(21,070)	—	—		(21,070)
Other income (expense)	(50,365)	(100)			(50,465)
Total other income (expense), net	(61,369)	190	(1,771)		(62,950)

Income before income taxes	29,520	(6,046)	(1,771)		21,703

Provision for income taxes	(98,372)	—	(2,660	)(b)	(101,032)

Net income	$127,892	$(6,046)	$889		$122,735

Basic net income per common share	$2.26				$2.17
Diluted net income per common share	$2.07				$1.99

Shares used in calculating:
Basic weighted average number of common shares	56,645,962				56,645,962
Diluted weighted average number of common shares	67,955,061				67,955,061

See accompanying notes to unaudited combined condensed consolidated pro forma financial statements.

NOTES TO UNAUDITED COMBINED CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS

1.              Basis of pro forma presentation

On December 16, 2009, Cubist Pharmaceuticals, Inc. (the “Company” or “Cubist”) acquired Calixa Therapeutics Inc. (“Calixa”), a privately-held development stage biopharmaceutical company based in San Diego, California, pursuant to an Agreement and Plan of Merger entered into by Cubist, Calixa, SD Acquisition Corporation and the other parties thereto on December 12, 2009 (the “Merger Agreement”).

The unaudited condensed combined consolidated pro forma statements of income for the periods ended December 31, 2008 and September 30, 2009, give effect to the acquisition as if it occurred January 1, 2008. The unaudited condensed combined consolidated pro forma balance sheet as of September 30, 2009, gives effect to the acquisition as if it occurred as of September 30, 2009. The historical financial information of Calixa has been prepared in accordance with U.S. generally accepted accounting principles.

The unaudited condensed combined consolidated pro forma financial statements have been derived from, and should be read in conjunction with, the historical consolidated financial statements, including notes thereto of each of Cubist and Calixa. Cubist’s consolidated financial statements are included in Cubist’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC. Calixa’s financial statements are attached as Exhibits 99.1 and 99.2 to this Form 8-K/A. The unaudited condensed combined consolidated pro forma financial statements are presented for illustrative purposes only and are not necessarily indicative of the financial position or operating results that would have been achieved had the acquisition been completed as of the dates indicated above or the results that may be attained in the future.

2.              Acquisition of Calixa

On December 16, 2009, Cubist acquired 100% of the outstanding stock of Calixa for an upfront payment of $100.0 million in cash and contingent consideration with an estimated acquisition-date fair value of $101.6 million, upon which Calixa became a wholly-owned subsidiary of Cubist. Calixa is a privately-held development stage biopharmaceutical company based in San Diego, California, focused on the development of novel antibiotics that address multi-drug resistant, Gram-negative pathogens.

The following table summarizes the estimate of total consideration and amounts allocated to purchase price as of September 30, 2009 (in thousands):

	Estimated Acquisition-Date Fair Value	Amount Allocated to Purchase Price

Cash	$100,012	$97,258
Contingent consideration	101,600	98,840
Total consideration	$201,612	$196,098

The difference between the total consideration and the amount allocated to the estimated purchase price primarily relates to stock-based compensation recognized as a postcombination period charge.  These amounts are included in the pro forma accumulated deficit balance as of September 30, 2009, but have been excluded from the statements of income for the periods ended September 30, 2009, and December 31, 2008, as they are transaction-related non-recurring charges.

For purposes of this pro forma analysis, the above estimated purchase price has been allocated based on an estimate of the fair value of net assets acquired. The following table summarizes the estimated fair values of the assets acquired and liabilities assumed:

(in thousands)

Cash	$4,172
Investments	7,920
In-process research and development (IPR&D)	194,000
Deferred tax assets, net	7,618
Goodwill	59,143
Other assets acquired	93
Total assets acquired	272,946

Other liabilities assumed	1,647
Deferred tax liabilities	75,201
Total liabilities assumed	76,848

Total net assets acquired	$196,098

3.              Pro Forma Adjustments and Assumptions

The pro forma adjustments reflected in the unaudited condensed combined consolidated pro forma financial statements represent estimated values and amounts based on available information and do not reflect cost savings that management believes would have resulted had the acquisition been completed as of the dates indicated above. The unaudited condensed combined consolidated pro forma balance sheet reflects the acquisition using the acquisition method as of September 30, 2009.

Pro forma adjustments to the balance sheet:

(a)          To record the cash paid to Calixa shareholders, of which $2.7 million relates to the postcombination stock-based compensation charge described above, with the remaining $97.3 million allocated to the purchase price.

(b)         To record acquired in-process research and development (“IPR&D”) and goodwill:

(in thousands)
IPR&D	$194,000
Goodwill	$59,143

(c)          To record deferred tax assets and liabilities:

(in thousands)
Deferred tax assets	$7,618
Deferred tax liabilities	$75,201

The deferred tax assets of $7.6 million are primarily related to federal net operating loss carryforwards of Calixa. The deferred tax liability of $75.2 million primarily relates to the tax impact of the future amortization or impairment charges associated with IPR&D assets.  Deferred tax assets and liabilities have been calculated using a statutory tax rate.

(d)         To record $1.1 million in acquisition-related transaction costs incurred by Cubist.

(e)          To record the fair value of contingent consideration:

(in thousands)
Contingent consideration, short-term portion	$20,000
Contingent consideration, long-term portion	81,600
Total contingent consideration	$101,600

(f)            To eliminate Calixa’s preferred stock warrant liability and Series A preferred stock.

(g)         To eliminate Calixa’s historical shareholders’ deficit, as well as to recognize $5.5 million of postcombination stock-based compensation charges and $1.1 million of acquisition-related transaction costs within accumulated deficit.

Pro forma adjustments to the statements of income:

(a)          To give effect to the acquisition occurring on January 1, 2008, these adjustments eliminated all of Calixa’s interest income earned during 2008 and the interest income Cubist earned, based upon average interest rates for the periods presented, on the $100.0 million cash purchase price during 2008, net of cash acquired.

(b)         To adjust the income tax provision for the inclusion of Calixa’s operating results for the periods ended December 31, 2008, and September 30, 2009.